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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 2, 1998


                          ASCEND COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                                   04-3092033
(State or other jurisdiction of           (I.R.S. employer identification no.)
incorporation or organization)

         ONE ASCEND PLAZA
      1701 HARBOR BAY PARKWAY                              94502
        ALAMEDA, CALIFORNIA                              (Zip code)
(Address of principal executive offices)

                                   000-23774
                            (Commission File Number)

      Registrant's telephone number, including area code:  (510) 769-6001

 Total number of sequentially numbered pages in this filing, including exhibits thereto: 6
                     The Exhibit Index is located on page 3
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ITEM 5  OTHER EVENTS

On July 2, 1998, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.            Exhibit
-----------            -------

99.1                   Press Release of the Company dated July 2, 1998



                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              Ascend Communications, Inc.
                              ---------------------------
                              (Registrant)


                              /s/ Michael F.G. Ashby
Date:    July 2, 1998         ---------------------------------------
                              Michael F.G. Ashby
                              Executive Vice President, Chief Financial Officer
                              and Secretary
                              (Principal Financial and Accounting Officer)

                                      -2-
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                                 EXHIBIT INDEX


Exhibit No.            Description
-----------            -----------
99.1                   Press release of the Company
                       dated July 2, 1998

                                      -3-